APRIL 5, 2018 SECOND QUARTER 2018 FINANCIAL RESULTS

Certain statements contained in this presentation are “forward-looking statements,” such as statements concerning the company’s anticipated financial results, current and future product performance, regulatory approvals, business and financial plans and other non-historical facts, as well as the pending transaction with Bayer Aktiengesellschaft (“Bayer”). These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company’s actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: risks related to the pending transaction between the company and Bayer, including the risk that the regulatory approvals required for the transaction may not be obtained on the anticipated terms or time frame or at all, the risk that the other conditions to the completion of the transaction may not be satisfied, the risk that disruptions or uncertainties related to the pending transaction could adversely affect the company’s business, financial performance and/or relationships with third parties, and the risk that certain contractual restrictions during the pendency of the transaction could adversely affect the company’s ability to pursue business opportunities or strategic transactions; continued competition in seeds, traits and agricultural chemicals; the company’s exposure to various contingencies, including those related to intellectual property protection, regulatory compliance and the speed with which approvals are received, and public understanding and acceptance of our biotechnology and other agricultural products; the success of the company’s research and development activities; the outcomes of major lawsuits, including potential litigation related to the pending transaction with Bayer; developments related to foreign currencies and economies; fluctuations in commodity prices; compliance with regulations affecting our manufacturing; the accuracy of the company’s estimates related to distribution inventory levels; the levels of indebtedness, continued availability of capital and financing and rating agency actions; the company’s ability to fund its short-term financing needs and to obtain payment for the products that it sells; the effect of weather conditions, natural disasters, accidents, and security breaches, including cybersecurity incidents, on the agriculture business or the company’s facilities; and other risks and factors detailed in the company’s most recent periodic report to the SEC. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention or obligation to update any forward-looking statements or any of the factors that may affect actual results. Forward Looking Statements © 2018 Monsanto Company 2 Fiscal Year References to year, or to fiscal year, are on a fiscal year basis and refer to the 12-month period ending August 31. Trademarks Trademarks owned by Monsanto Company and its wholly-owned subsidiaries are italicized in this presentation. All other trademarks are the property of their respective owners. The information on unregistered pesticides in this presentation is for educational purposes and is not an offer to sell or use any unregistered product mentioned in this presentation.

Non-GAAP Financial Information 3 This presentation may use the non-GAAP financial measures of earnings per share (EPS) on an ongoing basis, gross profit on an ongoing basis, operating expenses on an ongoing basis and net income (loss) attributable to Monsanto Company on an ongoing basis. Collectively, “Ongoing Financial Measures”. A non-GAAP EPS financial measure, which we refer to as ongoing EPS, excludes certain after-tax items that we do not consider part of ongoing operations, which are identified in the reconciliation. Earnings (loss) is intended to mean net income (loss) attributable to Monsanto Company as presented in the Statements of Consolidated Operations under GAAP. Ongoing gross profit and ongoing operating expenses exclude certain pretax items that we do not consider part of ongoing operations, which are identified in the reconciliations. Ongoing net income (loss) attributable to Monsanto Company is defined as net income (loss) attributable to Monsanto Company excluding the cumulative after-tax impact of certain items we do not consider part of ongoing operations. We believe that our Ongoing Financial Measures presented with these adjustments are useful to investors as they best reflect our ongoing performance and business operations during the periods presented and are also useful to investors for comparative purposes. In addition, management uses the Ongoing Financial Measures as a guide in its budgeting and long-range planning processes, and the ongoing EPS financial measure is used as a guide in determining incentive compensation. Our presentation of non-GAAP financial measures is intended to supplement investors’ understanding of our operating performance, not replace gross profit, operating expenses, other expenses, net, net income (loss) attributable to Monsanto Company, diluted EPS, cash flows, financial position, or comprehensive income (loss), as determined in accordance with GAAP. Furthermore, these non-GAAP financial measures may not be comparable to similar measures used by other companies. The non-GAAP financial measures used in this presentation are reconciled to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Financial Results: Fiscal 2018 Second Quarter 4 2018 FISCAL 2ND QUARTER 2017 FISCAL 2ND QUARTER CHANGE As Reported Adjustments1 Ongoing1 As Reported Adjustments1 Ongoing1 As Reported Ongoing NET SALES $5,019M - $5,019M $5,074M - $5,074M (1)% (1)% GROSS PROFIT $2,966M $4M $2,970M $2,952M $6M $2,958M 0% 0% OPERATING EXPENSES $1,070M $(35)M $1,035M $1,088M $(59)M $1,029M (2)% 1% NET INCOME ATTRIBUTABLE TO MONSANTO COMPANY $1,459M $(25)M $1,434M $1,368M $41M $1,409M 7% 2% DILUTED EPS $3.27 $(0.05) $3.22 $3.09 $0.10 $3.19 6% 1% 1. Adjustments and ongoing metrics defined at the front of this presentation and reconciled at the end of this presentation.

1. Adjustments and ongoing metrics defined at the front of this presentation and reconciled at the end of this presentation. Financial Results: Fiscal 2018 Second Quarter Year-to-Date 5 2018 FISCAL FIRST HALF 2017 FISCAL FIRST HALF CHANGE As Reported Adjustments1 Ongoing1 As Reported Adjustments1 Ongoing1 As Reported Ongoing NET SALES $7,677M - $7,677M $7,724M - $7,724M (1)% (1)% GROSS PROFIT $4,278M $17M $4,295M $4,211M $7M $4,218M 2% 2% OPERATING EXPENSES $2,140M $(75)M $2,065M $2,100M $(124)M $1,976M 2% 5% NET INCOME ATTRIBUTABLE TO MONSANTO COMPANY $1,628M $(11)M $1,617M $1,397M $103M $1,500M 17% 8% DILUTED EPS $3.65 $(0.02) $3.63 $3.16 $0.23 $3.39 16% 7%

Bayer and Monsanto to Create Global Leader in Agriculture1 Combination creates a leader in life science with a balanced portfolio Path to Completion 6 Q1 FY17 Sep-Nov Q2 FY17 Dec-Feb Q3-Q4 FY17 Mar-Aug Q1-Mar FY18 Sep-Mar Regulatory approvals received from almost two-thirds of the relevant authorities, including the EU Commission, CIFIUS in the U.S., CADE in Brazil and MOFCOM in China Expected transaction closure is within calendar Q2 of 2018 and the time contemplated by the agreement Filings with regulatory agencies December 13, 2016 Monsanto shareowners approve transaction; 99% of votes cast vote in favor of merger agreement September 14, 2016 Signing of merger agreement between Bayer and Monsanto Transaction Summary • All-cash consideration of $128 per Monsanto share • Reverse break-up fee of $2 billion • Transaction approved by Monsanto’s shareowners 1. The acquisition is subject to customary closing conditions including receipt of required regulatory approvals.

0 2 4 6 8 10 12 14 16 18 20 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 Trendline Actual 20 25 30 35 40 45 50 55 60 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 Trendline Actual Global Population and Income Growth Fuel Long-Term Demand Trends in Corn and Soybeans 7 Meeting trendline demand requires >2-fold increase in corn yield rate of gain and >4-fold increase in soybean yield rate of gain by 2050 B ill io n s o f B u s h e ls CAGR=3.4% CAGR=2.8% Corn Long-Term Demand Trends1 CAGR=4.1% CAGR=3.6% Soybeans Long-Term Demand Trends1 B ill io n s o f B u s h e ls 1. USDA historical data for actual and trendline – WASDE March 2018. Trendline based on avg. growth from 2011-2016, per USDA. ~1.3B BU incremental demand in ‘17/’18 would require >14M acres at constant global yields ~ 515M BU incremental demand in ‘17/’18 would require ~13M acres at constant global yields

Bayer, Monsanto Combination1 to Create Global Leader in Ag Combination accelerates innovation and integrated solutions and expands benefits to new crops, geographies Increases Innovation Accelerates pace of innovation and efficiency of R & D Benefits Society and Consumers Supports the sustainable production of improved harvests on each acre Benefits Farmers Enables farmers to be more productive, profitable and sustainable through broadly licensed tools expected to provide additional competitive offerings and choices 8 1. The acquisition is subject to customary closing conditions, including receipt of required regulatory approvals. EXPECTED BENEFITS: Monsanto Chesterfield Research Facility • Monsanto’s newly expanded Chesterfield MO Research facility and largest yield testing location • Bayer plans to locate the combined company’s Global Seeds & Traits and North America commercial headquarters in St. Louis

Soybean Gross Profit Growth Drivers

Innovation across seeds, traits, crop protection, biologicals and digital ag expected to drive gross profit growth

2018 Outlook

- Delivered 17% growth in soybean gross profit in the first half of FY18 from strong start in South America
- *Intacta RR2 PRO* soybeans reached 60M acres in FY18, from >50M acre base in South America in FY17
- *Roundup Ready 2 Xtend* soybeans expected to reach 40M acres in second year of full system launch, from a base of >20M acres in FY17



SOYBEAN GROSS PROFIT GROWTH DRIVERS
Next -Gen Seed Applied Products: Biologicals, Acceleron Seed Applied Solutions Upgrades, NemaStrike Technology
Climate FieldView Digital Agriculture Platform
Weed Control: Roundup Ready 2 Xtend soybeans, Future generations of herbicide tolerance weed control systems
Insect Control: Current and next generations of Intacta RR2 PRO soybeans
Annual Germplasm Upgrade
Global Soybean Gross Profit Foundation: $1.9 billion FY17 from >200M[1] soybean acres globally containing at least one Monsanto technology
NEAR-TERM
LONGER-TERM 2021+

1. Monsanto internal estimate

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FY14 FY15 FY16 FY17 FY18 First generation expected to rapidly penetrate 100M acre opportunity; second generation already in Phase 4 10 INTACTA RR2 PRO: South America Technology Adoption Rate Key Metrics • Penetrated more than 50M acres in FY17; and reached 60M acres in FY18 • Next-generation Intacta 2 Xtend soybeans approved for planting in Brazil with expected commercial launch in 2021 • 2017 was fourth year of an average of >4 BU/AC yield advantage in South America • Licensed technology to DuPont; technology licensed to germplasm providers with >90% share in South America 3M ACRES 15M ACRES 35M ACRES >50M ACRES Intacta RR2 PRO Soybeans: Consistent Trait Performance Provides Strong Foundation for Growth 60M ACRES

Roundup Ready 2 Xtend Soybeans: Reaches >20M Acres in 2017 and On-Track to Reach 40M Acres in 2018 11 Record U.S. ramp of Roundup Ready 2 Xtend soybeans on path to nearly doubling in 2018 • Branded order mix and sales support estimate to reach 40M acres of Roundup Ready 2 Xtend soybeans in 2018 • Plans to improve customer success in 2018 include: • Enhanced training • Distribution of compliant spray nozzles at no cost • Launch of a spray app to help applicators with record keeping and to avoid problematic weather • Establishment of a hotline for easy access on best practices • Offering of additional incentives on residual herbicides and drift-reducing agents through our Roundup Ready PLUS program, when using XtendiMax Herbicide with VaporGrip Technology • Results from system trials showcase excellent performance and weed control of Roundup Ready 2 Xtend soybean crop system vs. LibertyLink® soybean system, with 5.7 BU/AC average yield advantage in FY17. • Soybean growers surveyed, who applied XtendiMax Herbicide with VaporGrip Technology, reported 97% weed control satisfaction. 2018: Expect to Reach 40M U.S. Acres 2017: Record Ramp to >20M U.S. Acres Roundup Ready 2 Xtend Soybeans Greenville, MS June 2017 Roundup Ready 2 Xtend Soybean Crop System 2017 Yield Advantage vs. LibertyLink® System1: 50 52 54 56 58 60 62 A V E R A GE Y IE L D (B U S H E L S /A C R E ) Roundup Ready Xtend Crop System2 LibertyLink® System3 1. 2017 Monsanto Systems Trials. (27 locations in 2017 reporting yield data) Data as of November 13, 2017. 2. Roundup Ready Xtend Crop System = Roundup Ready 2 Xtend soybeans treated with dicamba, glyphosate and various residual herbicides 3.LibertyLink® System = LibertyLink® soybeans treated with Liberty® herbicide and various residual herbicides +5.7 BU/AC

Corn Gross Profit Growth Drivers

Innovation across seeds, traits, crop protection, biologicals and digital ag expected to drive gross profit growth

2018 Outlook

- Gross profit declined 11% in the first half of FY18 due mostly to volumes from timing shifts and an expected decline in acres planted in the U.S., plus a decline in acres planted in Brazil
- Persistent low commodity prices challenges germplasm price mix lift in local currency, despite introduction of new hybrids globally
- Anticipate holding global genetic share with new and existing hybrids



CORN GROSS PROFIT GROWTH DRIVERS
Weed Control: Future generations of herbicide tolerance weed control systems
Insect control: *Trecepta*, *SmartStax PRO* corn[2]
Next-Gen Seed Applied Products: Biologicals – *Acceleron* B-360 ST[3], *NemaStrike* Technology
Climate *FieldView* Digital Agriculture Platform
Annual Germplasm Upgrade
Global Corn Gross Profit Foundation: ~$4.0 billion in FY17 from >140M[1] corn acres globally containing at least one Monsanto technology
NEAR-TERM
LONGER-TERM 2021+

1. Monsanto internal estimate 2. Pending regulatory approvals 3. Also includes *Acceleron* B-300 SAT. Product to be branded as *Acceleron* B-360-ST and subject to regulatory approvals.

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Complementary Crops Gross Profit Growth Drivers Innovation across seeds, traits, crop protection and digital ag further strengthens leading share position A L L O T HE R C R O PS G R O SS PR O F IT G R O W T H D R IVER S Cotton, Vegetable and Other Crops Gross Profit Foundation: ~$1.1 billion FY17 Cotton: Annual Germplasm Upgrades Canola, Wheat, Sorghum Annual Germplasm Upgrades, TruFlex Canola with Roundup Ready technology Vegetables: Annual Germplasm Upgrades; Disease Resistance Packages Mid-Single Digits Gross Profit CAGR FY17F to FY21F1 13 NEAR-TERM LONGER-TERM 2021+ Cotton: New Trait Introductions: Bollgard II XtendFlex, Bollgard 3 XtendFlex, Cotton Lygus Seed Applied Products: NemaStrike Technology COTTON TRIALS LUBBOCK, TX 2017 • Excellent performance on yield and fiber quality for Bollgard II XtendFlex • High grower demand; expect nearly 8M acres in FY18 in the U.S.; >6M acres penetrated in FY17 • Grew nearly 13 share points1 across our U.S. cotton brands and licensees in FY17 Bollgard II XtendFlex Cotton System Dow’s Enlist® Cotton System 1. Per internal estimates.

Climate *FieldView* Platform Continues Commitment to Deliver Open, Digital Ag Ecosystem of Tools to Optimize Farm Management Decisions

Innovation leadership and open infrastructure enables platform expansion opportunities

CLIMATE *FIELDVIEW* PLATFORM

CLIMATE *FIELDVIEW* SERVICES

- Penetrated >35M paid acres in the U.S. in FY17; expect 50M paid acres globally in FY18
- Selling through 6 strategic retail partnerships enabling 3,000+ trusted advisors
- Expanding in Canada, Europe and Brazil and planning expansions in Argentina, Australia and South Africa

PLATFORM ADOPTION

- Penetrated 120M acres with Climate *FieldView* Platform in FY17
- 25 Platform Partners:
  - **Imagery, Soil Testing, Financial Decision-Making, Other**:
    U.S. - Veris Technology, Ceres Imaging, TerrAvion, Agribotix (+pilot in Brazil), Conservis, Deveron UAS Corp., AgWorks, DroneDeploy, MyAgData, Sentera, AgReliant, SkyMatics
    Brazil - Farmbox, Aegro, IBRA Laboratory
  - **Connectivity**: John Deere, Agrian, SSI–Agvance Mapping, Echelon, FieldAlytics, FS Advanced Information Services, MapShots-Ag Studio, SST Summit, AGCO, CNH
  - In discussions with several additional potential technology providers

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Geographic and Acre Expansion Driving Climate FieldView Platform Growth in the Americas and Europe Climate builds upon industry leading U.S. footprint by expanding into meaningful geographies • Commercial launch May 2017, reaching nearly 1.4M acres in first year • 3 new platform partners added December 2017 Product features: • Climate FieldView data connectivity, data visualization and ability to analyze effectiveness of planting decisions and remote monitoring Brazil 120M acres opportunity Europe 195M acres opportunity • NEW: Expansion of Climate FieldView Platform in Germany, France and Ukraine in FY18 • Acquired VitalFields platform, which operates in 7 countries within Europe, and HydroBio in FY17 Product features: • VitalFields platform provides simplified tracking and reporting of all crop inputs to ensure compliance with European Union environmental standards • Climate FieldView platform provides data connectivity, data visualization and ability to analyze effectiveness of planting decisions and remote monitoring Canada 55M acres opportunity • Platform availability in Eastern Canada beginning in winter 2016 and in FY18 for Western Canada Product features: • Climate FieldView platform provides data connectivity, data visualization and ability to analyze effectiveness of planting decisions and remote monitoring • Deveron provides advanced aerial imagery data and analytics 15

Driving Value through Greater Efficiency: Expected to Yield Annual Savings of $500 Million in 2018 16 Using business analytics aligned with strategic objectives to enhance commercial success & optimize cost structure Restructuring and cost savings initiatives: $500M TOTAL EXPECTED ANNUAL SAVINGS IN FY18F Restructuring Expense: ~$890M to $955M FY15-FY18F Four strategic commercial hubs Modernize and optimize IT and supply chain networks Accelerate use of data and analytics to speed up R&D cycle Global R&D centers of excellence 1 2 3 4

NON-GAAP F I N A N C I A L I N F O R M A T I O N

Reconciliation of Non-GAAP Financial Measures 18 RECONCILIATION OF ONGOING EPS See slides 20-21 at the end of the presentation for discussion of reconciling items. Fiscal 2nd Quarter Fiscal First Half $ Per share 2018 2017 2018 2017 Diluted Earnings per Share $3.27 $3.09 $3.65 $3.16 Restructuring Charges (a) ($0.03) $0.03 ($0.01) $(0.02) Environmental and Litigation Matters (b) $0.02 $0.02 $0.04 $0.02 Pending Bayer Transaction Related Costs(c) $0.04 $0.04 $0.07 $0.22 Argentine-Related Tax Matters (e) ($0.23) $0.02 ($0.26) $0.04 Impact of Income Tax Legislation (f) $0.15 -- $0.15 -- Income from Discontinued Operations (d) -- ($0.01) ($0.01) ($0.03) Diluted EPS from Ongoing Business $3.22 $3.19 $3.63 $3.39

Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF ONGOING GROSS PROFIT

$ Millions	Fiscal 2nd Quarter 2018	Fiscal 2nd Quarter 2017	Fiscal First Half 2018	Fiscal First Half 2017	
Gross Profit (GAAP)	$2,966	$2,952	$4,278	$4,211	
Restructuring Charges	$4	$6	$17	$7	*(a)*
Ongoing Gross Profit	**$2,970**	**$2,958**	**$4,295**	**$4,218**	

RECONCILIATION OF ONGOING OPERATING EXPENSES

$ Millions	Fiscal 2nd Quarter 2018	Fiscal 2nd Quarter 2017	Fiscal First Half 2018	Fiscal First Half 2017	
Operating Expenses (GAAP)	$1,070	$1,088	$2,140	$2,100	
Restructuring Charges	$1	$(23)	$(3)	$13	*(a)*
Environmental and Litigation Matters	$(11)	$(9)	$(27)	$(17)	*(b)*
Pending Bayer Transaction Related Costs	$(25)	$(27)	$(45)	$(120)	*(c)*
Ongoing Operating Expenses	**$1,035**	**$1,029**	**$2,065**	**$1,976**	

RECONCILIATION OF ONGOING NET INCOME Attributable to Monsanto Company

$ Millions	Fiscal 2nd Quarter 2017	Fiscal 2nd Quarter 2016	Fiscal First Half 2017	Fiscal First Half 2016	
Net Income Attributable to Monsanto Co. (GAAP)	$1,459	$1,368	$1,628	$1,397	
Pretax Restructuring Charges	$3	$29	$20	$(6)	*(a)*
Pretax Environmental and Litigation Matters	$11	$9	$27	$17	*(b)*
Pretax Pending Bayer Transaction Related Costs	$25	$27	$45	$158	*(c)*
Income Tax Benefit (1)	$(23)	$(28)	$(44)	$(70)	
Argentine-Related Tax Matters (2)	$(105)	$7	$(122)	$17	*(e)*
Impact of Income Tax Legislation	$66	-	$66	-	*(f)*
Income from Discontinued Operations	$(2)	$(3)	$(3)	$(13)	*(d)*
Ongoing Net Income Attributable to Monsanto Co.	**$1,434**	**$1,409**	**$1,617**	**$1,500**	

See slide 20-21 at the end of the presentation for discussion of reconciling items. 1. Income tax impact of non-GAAP adjustments is the summation of the calculation of income tax (benefit) charge related to each non-GAAP non-income tax adjustment. Income tax charge is calculated using the actual tax rate in effect during the period for the locality of the related non-GAAP adjustment. 2. Item includes a translation gain recorded in other income, net of $38 million for the three and six months ended Feb. 28, 2018 and a net reversal of previously recognized charges against tax expense of $67 million and $84 million, respectively, for the three and six months ended Feb. 28, 2018. Item includes a translation loss recorded in other income, net of $7 million and an immaterial net reversal of previously recognized charges against tax expense for the three months ended Feb. 28, 2017, and it resulted in a translation gain recorded in other income, net of $11 million and a net charge against tax expense of $28 million for the six months ended Feb. 28, 2017.

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Reconciliation of Non-GAAP Financial Measures 20 DEFINITION OF ONGOING ADJUSTMENTS (a) Restructuring Charges: Fiscal second quarter 2018 and 2017 included pretax charges totaling $3 million ($0.01 a share), or after-tax a net reversal of $12 million ($0.03 a share), and pretax charges totaling $29 million ($0.07 a share), or after-tax $14 million ($0.03 a share), respectively. The six months ended Feb. 28, 2018 and Feb 28, 2017, included pretax charges totaling $20 million ($0.05 a share), or after-tax a net reversal of $3 million ($0.01 a share), and a pretax net reversal of previously recognized restructuring charges totaling $6 million ($0.01 a share), or after-tax $11 million ($0.02 a share). For the three months ended Feb. 28, 2018, $4 million of expense and $1 million of a net reversal of previously recognized expense are included in cost of goods sold and restructuring charges, respectively. For the three months ended Feb. 28, 2017, $6 million and $23 million of expense are included in cost of goods sold and restructuring charges, respectively. For the six months ended Feb. 28, 2018, $17 million and $3 million of expense are included in cost of goods sold and restructuring charges, respectively. For the six months ended Feb. 28, 2017, $7 million of expense and $13 million of net reversal of previously recognized expense are included in cost of goods sold and restructuring charges, respectively. (b) Environmental and Litigation Matters: Fiscal second quarter 2018 and 2017 included pretax charges of $11 million ($0.03 a share), or after-tax $9 million ($0.02 a share), and $9 million ($0.02 a share), or after-tax $6 million ($0.02 a share), respectively, for legacy litigation matters. The six months ended Feb. 28, 2018 and Feb 28, 2017, included pretax charges of $27 million ($0.06 a share), or after-tax $19 million ($0.04 a share), and $17 million ($0.04 a share), or after-tax $11 million ($0.02 a share), respectively. The pretax charges in all periods were recorded in selling, general and administrative expenses. (c) Pending Bayer Transaction Related Costs: Item represents expenses incurred in connection with the pending merger agreement with Bayer Fiscal second quarter 2018 and 2017 included pretax charges of $25 million ($0.06 a share), or after-tax $19 million ($0.04 a share), and $27 million ($0.06 a share), or after-tax $17 million ($0.04 a share), respectively. The six months ended Feb. 28, 2018 and Feb 28, 2017, included pretax charges of $45 million ($0.10 a share), or after-tax $32 million ($0.07 a share), and $158 million ($0.36 a share), or after-tax $99 million ($0.22 a share), respectively. The pretax charges in the three months ended Feb. 28, 2018, and Feb. 28, 2017, were recorded in operating expenses of $25 million and $27 million, respectively. The pretax charges in the six months ended Feb. 28, 2018, and Feb. 28, 2017, were recorded in operating expenses of $45 million and $120 million, respectively, and other income, net of $38 million for the six months ended Feb. 28, 2017.

Reconciliation of Non-GAAP Financial Measures 21 DEFINITION OF ONGOING ADJUSTMENTS (d) Income from Discontinued Operations: The company reports annual earn-out payments received as a result of the 2008 divestment of the Dairy Business as discontinued operations. The three months ended Feb. 28, 2018, and Feb. 28, 2017, included pretax income from discontinued operations of $2 million (less than $0.01 a share), or after-tax $2 million (less than $0.01 a share), and $5 million ($0.01 a share), or after-tax $3 million ($0.01 a share), respectively. The six months ended Feb. 28, 2018, and Feb. 28, 2017, included pretax income from discontinued operations of $4 million ($0.01 a share), or after-tax $3 million ($0.01 a share), and $21 million ($0.05 a share), or after-tax $13 million ($0.03 a share), respectively. (e) Argentine-Related Tax Matters: Due to losses generated in Argentina in recent years as well as recent uncertainties around the Argentina business, the company evaluated the recoverability of various items on the Statement of Consolidated Financial Position related to the Argentina business and determined an allowance against certain assets was necessary in the third quarter of fiscal year 2016. The three months ended Feb. 28, 2018, and Feb. 28, 2017, included a net reversal of charges related to Argentine-related tax matters of $105 million ($0.23 a share), and a net charge of $7 million ($0.02 a share), respectively. The six months ended Feb. 28, 2018, and Feb. 28, 2017, included a net reversal of charges related to Argentine-related tax matters of $122 million ($0.26 a share), and a net charge of $17 million ($0.04 a share), respectively. This resulted in a translation gain recorded in other income, net of $38 million and a net reversal of previously recognized charges against tax expense of $67 million for the three months ended Feb. 28, 2018; and it resulted in a translation loss recorded in other income, net of $7 million and an immaterial net reversal of previously recognized charges against tax expense for the three months ended Feb. 28, 2017. For the six months ended Feb. 28, 2018, it resulted in a translation gain recorded in other income, net of $38 million and a net reversal of previously recognized charges against tax expense of $84 million. For the six months ended Feb. 28, 2017, it resulted in a translation gain recorded in other income, net of $11 million and a net charge against tax expense of $28 million. (f) Impact of Income Tax Legislation: The three and six months ended Feb. 28, 2018, include $66 million of charges recorded within the income tax provision line item from the impact of new income tax legislation in various countries in which Monsanto operates.